SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 14, 2002
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                                  OXiGENE, INC.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                    0-21990                     13-3679168
  --------------               -----------                ------------------
 (State or other              (Commission                (IRS Employer
 jurisdiction of               File Number)               Identification No.)
 incorporation)


    321 Arsenal Street, Watertown, MA                               02472
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  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (617) 673-7800
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                                 Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

         (a) Financial statements of businesses acquired. Not applicable.

         (b) Pro forma financial information. Not applicable.

         (c) Exhibits.

             Exhibit
                No.                  Title
             -------                 -----

               99.1 Certification of Chief Executive Officer and Chief Accounting Officer

Item 9.  Regulation FD Disclosure

     In connection with the Quarterly Report on Form 10-Q of OXiGENE, INC. (the "Company") for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission concurrently herewith, the Company hereby furnishes the written statement required by Section 906 of the Sarbanes-Oxley Act of 2002. On November 14, 2002, Frederick W. Driscoll, President and Chief Executive Officer of the Company, and Richard A. St. Germain, Controller and Chief Accounting Officer of the Company, each executed this written statement. A copy of the foregoing written statement is attached hereto as an exhibit and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            OXiGENE, INC.
                                            (Registrant)


Date: November 14, 2002                     By: /s/ Frederick W. Driscoll
                                                -------------------------
                                                    Frederick W. Driscoll
                                                    President and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX

                Exhibit
                  No.                 Title
                -------               -----

                 99.1 Certification of Chief Executive Officer and Chief Accounting Officer

                                                                    Exhibit 99.1


                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of OXiGENE, INC., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 14, 2002                 By: /s/ Frederick W. Driscoll
                                             -------------------------
                                                 Frederick W. Driscoll
                                                 President and
                                                 Chief Executive Officer




Dated: November 14, 2002                 By: /s/ Richard A. St. Germain
                                             --------------------------
                                                 Richard A. St. Germain
                                                 Controller and
                                                 Chief Accounting Officer



     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.